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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the use of our report dated August 21, 1997, with respect to the financial statements of Arris Interactive LLC - Digital Video Division for the year ended December 31, 1995 included in this Current Report on Form 8-K/A of Digital Video Systems, Inc.


                                              /s/ ERNST & YOUNG LLP

October 10, 1997